UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   March 11, 2009

TRIO-TECH INTERNATIONAL
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

1-14523	95-2086631
(Commission File Number)	(IRS Employer Identification No.)

16139 Wyandotte Street, Van Nuys, California (Address of Principal Executive Offices)	91406 (Zip Code)

(818) 787-7000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On March 17, 2009, Trio-Tech International, Inc. (the "Company") filed with the Securities and Exchange Commission a Current Report on Form 8-K with date of earliest event reported of March 11, 2009 to disclose, among other things, that Mazars Partners will be engaged as the independent registered public accounting firm for the Company on March 23, 2009.

Such disclosure contained an error in the name of independent registered public accounting firm to be appointed by the Company. Mazars Partners changed its name to Mazars LLP effective January 3, 2009 and the previously filed Form 8-K referred to above is hereby amended to reflect the correct name thereof.

The above-described Form 8-K also disclosed that the letter required from the Company’s previous accountants, BDO Raffles, was filed as Exhibit 16 to such Form 8-K.  Such exhibit reference should have been to Exhibit 16.1 and the previously filed Form 8-K referred to above is hereby amended to correct the exhibit reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 20, 2009

TRIO-TECH INTERNATIONAL

By: /s/ VICTOR H.M. TING
Victor H.M. Ting, Chief Financial Officer
and Vice President (Principal Financial Officer)